UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 6, 2020
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

10603 W. Sam Houston Pkwy N.,
Suite 300
Houston, Texas 77064
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.    Changes in Registrant's Certifying Accountant.

In late 2019, the Audit Committee of the Board of Directors (the "Audit Committee") of Flotek Industries, Inc. (the "Company") decided to engage in a competitive process to select the Company's independent registered public accounting firm. The Audit Committee and the Company began meeting with potential candidates in January 2020, and began sending requests for proposal on February 20, 2020. A number of firms, including the Company's current independent registered public accounting firm, Moss Adams LLP ("Moss Adams"), were sent a request for proposal. On March 6, 2020, Moss Adams informed the Audit Committee that it would decline to stand for re-election.

None of Moss Adams' reports on the Company's financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2019 and December 31, 2018, there were (i) no disagreements between the Company and Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference to the subject matter of the disagreement in their reports on the Company's consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Moss Adams with a copy of the disclosures that is it making in this Current Report on Form 8-K prior to the time it was filed with the Securities and Exchange Commission (the "SEC"). The Company requested that Moss Adams furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Moss Adams' letter, dated March 9, 2020, is attached hereto as Exhibit 16.1.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description
16.1	Letter of Moss Adams LLP dated March 9, 2020 to the SEC regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: March 9, 2020	/s/ Nicholas J. Bigney
	Name:	Nicholas J. Bigney
	Title:	Senior Vice President, General Counsel & Corporate Secretary